Regulatory Agreements	12 Months Ended
Sep. 30, 2012
Regulatory Agreements [Abstract]
REGULATORY AGREEMENTS

(25) REGULATORY AGREEMENTS

On April 30, 2010, the Board of Directors of North American Savings Bank, F.S.B. (the “Bank”), a wholly owned subsidiary of the Company, entered into a Supervisory Agreement with the Office of Thrift Supervision (“OTS”), the Bank’s primary regulator at that time. The agreement required, among other things, that the Bank revise its policies regarding internal asset review, obtain an independent assessment of its allowance for loan and lease losses methodology and conduct an independent third-party review of a portion of its commercial and construction loan portfolios. The agreement also directed the Bank to provide a plan to reduce its classified assets and its reliance on brokered deposits, and restricted the payment of dividends or other capital distributions by the Bank during the period of the agreement. The agreement did not direct the Bank to raise capital, make management or board changes, revise any loan policies or restrict lending growth.

On April 30, 2010, the Company’s Board of Directors entered into an agreement with the OTS, the Company’s primary regulator at that time. The agreement restricted the payment of dividends or other capital distributions by the Company and restricted the Company’s ability to incur, issue or renew any debt during the period of the agreement.

The Bank’s Supervisory Agreement and the Company’s agreement with the OTS were assigned to their new primary regulators, the Office of the Comptroller of the Currency (“OCC”) and Board of Governors of the Federal Reserve System (“Federal Reserve Board” or “FRB”), respectively, on July 21, 2011.

On May 22, 2012, the Board of Directors of the Bank agreed to a Consent Order with the OCC. This Consent Order replaces and terminates the previous Supervisory Agreement. The Consent Order requires that the Bank establish various plans and programs to improve its asset quality and to ensure the adequacy of allowances for loan and lease losses. It requires the Bank to obtain an independent third-party review of its non-homogenous loan portfolios and to enhance its credit administration systems. Among other items, it also requires a written capital maintenance plan to ensure that the Bank’s Tier 1 leverage capital and total risk-based capital ratios remain equal to or greater than 10% and 13%, respectively. As of September 30, 2012, the Bank’s actual Tier 1 leverage capital and total risk-based capital ratios were 14.1% and 18.2%, respectively. The Consent Order does not direct the Bank to raise capital, make management or board changes, or restrict lending.

On November 29, 2012 the Company’s Board of Directors entered into a formal written agreement with the Federal Reserve Bank of Kansas City, which replaces and terminates the Company’s previous agreement with the OTS. The agreement with FRB restricts the payment of dividends or other capital distributions by the Company, restricts the Company’s ability to incur, increase, or guarantee any debt, and restricts the Company’s ability to purchase or redeem any of its stock. In addition, the agreement restricts the Company and its wholly-owned statutory trust, NASB Preferred Trust I, from making distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities.